UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 6, 2026

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, HeartSciences Inc., a Texas corporation (“HeartSciences” or the “Company”), entered into an Agreement and Plan of Merger, dated as of June 23, 2026 (as amended on July 27, 2026, the “Merger Agreement”), by and among the Company, Fortitude Mining Holdings, Inc., a Delaware corporation (“Fortitude Seller” or “Fortitude”), Fortitude Mining HoldCo, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Fortitude Seller (“Fortitude HoldCo”), and Cordis Acquisition, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Fortitude HoldCo, with Fortitude HoldCo surviving the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). Fortitude Seller is a wholly owned subsidiary of Digital Currency Group, Inc. (“DCG”). On July 27, 2026, the Company filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Transactions (the “Preliminary Proxy Statement”), and on October 19, 2026, the Company filed a definitive proxy statement on Schedule 14A with the SEC in connection with the Transactions (the “Proxy Statement”).

Following the filing of the Preliminary Proxy Statement, as of the date hereof, the Company received seven demand letters from counsel to purported shareholders of the Company (such letters, the “Demands”), alleging that the Preliminary Proxy Statement and/or the Proxy Statement omits certain purportedly material information regarding the Transactions and demanding that the Company make supplemental disclosures prior to the shareholder vote on the Transactions.

The Company believes that the allegations asserted in the Demands are without merit. The Company denies that any further disclosure beyond that already contained in the Proxy Statement is required under applicable law to supplement the Proxy Statement, as claimed in the Demands. Nonetheless, in order to avoid nuisance and possible transaction delays and to minimize the expense of defending against potential litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily make the following supplemental disclosures to the Proxy Statement. If additional demands are received or complaints are filed, absent new or significantly different allegations, the Company will not necessarily disclose such additional demands or filings. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, the Company specifically denies any and all allegations that any additional disclosure was or is required.

Supplemental Disclosures

This supplemental information (the “Supplemental Disclosures”) to the Proxy Statement should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available on the SEC’s website at http://www.sec.gov, along with periodic reports and other information HeartSciences files with the SEC. The Supplemental Disclosures will not change the timing of the Special Meeting of HeartSciences stockholders (the “Special Meeting”) to be held virtually on November 19, 2026, at 10:00 a.m. Eastern Time. HeartSciences stockholders will be able to virtually attend and vote at the Special Meeting via the internet at https://edge.media-server.com/mmc/p/ztcy99wt.

All page references in the information below are to pages in the Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. New text within the amended and supplemented language from the Proxy Statement is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Proxy Statement is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure in the section entitled “Background of the Transaction” is hereby amended and supplemented as follows:

The sixth paragraph on page 79 of the Proxy Statement is hereby amended and supplemented as follows:

On January 6, 2026, in reliance on the authorization provided by the HeartSciences Board at its December 22, 2025 meeting, the HeartSciences management team executed the letter of intent with Fortitude (the “January 6 LOI”), which provided for an exclusivity period restricting HeartSciences’ ability to engage with any other third parties regarding a potential strategic transaction for 60 days after such date (the “Initial Exclusivity Period”), subject to automatic extension for an additional 15 days if the parties continued to negotiate in good faith (the “Initial Extended Exclusivity Period”). The January 6 LOI, like the December 19 LOI, provided that the management and board of directors of the Combined Company would be selected by Fortitude and that the parties would discuss in good faith the negotiation and execution of employment and/or retention agreements with certain key members of the HeartSciences’ management team with the intent of retaining key management to operate the existing HeartSciences’ business as part of the Combined Company.

The disclosure in the section entitled “Opinion of HeartSciences’ Financial Advisor” is hereby amended and supplemented as follows:

The following paragraph and accompanying table is added immediately prior to the second full paragraph on page 95 of the Proxy Statement:

The following table presents, as of June 16, 2026, the market capitalization and enterprise value (“EV”) of each guideline public company, together with the revenue and EBITDA estimates used to calculate the multiples presented above ($ in millions):

	Market		Revenue			EBITDA
Company	Cap.	EV	LTM	2026F	2027F	2027F
American Bitcoin Corp.	887.4	1,076.6	234.9	313.3	N/A	N/A
CleanSpark, Inc.	4,429.1	5,959.5	739.9	628.4	761.5	190.4
BitFuFu Inc.	298.3	369.3	477.5	298.9	678.1	54.3
Abits Group Inc.	3.4	5.2	9.1	N/A	N/A	N/A
Riot Platforms, Inc.	10,368.9	11,040.4	653.3	663.3	799.3	161.5	(1)
MARA Holdings, Inc.	5,497.9	7,549.5	867.8	811.0	905.1	747.4
Phoenix Group Plc	1,084.9	1,113.5	112.5	114.9	N/A	N/A

Source: S&P Capital IQ. Market data as of June 16, 2026. 2026F and 2027F figures reflect calendar year estimates, and LTM revenue reflects the latest twelve-month period available as of June 16, 2026. EV reflects market capitalization plus total debt less cash and cash equivalents. “N/A” indicates not available.

(1)	The 2027F EV/EBITDA multiple for Riot Platforms (approximately 68.4x) was considered not meaningful and was excluded from the summary statistics presented above.

The first paragraph on page 96 of the Proxy Statement is hereby amended and supplemented as follows:

Houlihan Capital applied the selected enterprise value to revenue and EBITDA multiples described above to Fortitude’s corresponding revenue and EBITDA metrics to determine a range of indicated enterprise values for Fortitude. Houlihan Capital then subtracted Fortitude’s total debt and added cash and cash equivalents to arrive at a range of indicated equity values. For purposes of this analysis, Fortitude’s total debt was $0, and Fortitude’s cash and cash equivalents were approximately $12.2 million as of May 31, 2026, the latest available balance sheet date of Fortitude. The resulting range of indicated equity values for Fortitude under Houlihan Capital’s guideline public company analysis is presented in the following table:

Indicated Fair Value of Equity Range ($ in thousands)
Low	High
$206,001.9	$428,189.9

Additional Information and Where to Find It

Communications related to each of Fortitude Seller and HeartSciences, their respective businesses and the proposed Transaction may be deemed solicitation material in respect of the proposed Transactions. In connection with the proposed Transactions, HeartSciences filed the Proxy Statement with the SEC on October 19, 2026 and may file additional relevant materials with the SEC. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTIONS. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTIONS AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The Preliminary Proxy Statement, the Proxy Statement and other relevant materials in connection with the proposed Transactions (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG, the parent company of Fortitude, may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the proposed Transactions. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed Transactions, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials that have been or may be filed with the SEC in connection with the proposed Transactions.

In the ordinary course of business, Fortitude currently sells or otherwise monetizes all the digital assets that it mines, including ZEC. In addition, Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC. The funds received from such sales, pledges, or other monetization activities are used to fund operating expenses and capital investments, as well as for other purposes, including to hedge exposures and realize investment gains.

Cautionary Statement Regarding Forward Looking Statements

This Current Report may contain forward-looking statements concerning HeartSciences, Fortitude and the proposed Transactions and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “potential,” “target,” “objective,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. All statements HeartSciences and/or Fortitude make in communications that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of such communication and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the proposed Transactions may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the proposed Transactions, including obtaining the requisite approval of the HeartSciences’ shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in such communications are discussed in the Proxy Statement, HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and its other reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Any forward-looking statements made in such communications are made as of the date of the communication.

No Offer or Solicitation

Any information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed Transactions will be implemented solely pursuant to the terms and conditions of the Merger Agreement, which contain the full terms and conditions of the proposed Transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTSCIENCES INC.

Date:November 6, 2026	By:	/s/ Andrew Simpson
	Name: Title:	Andrew Simpson President, Chief Executive Officer and Chairman of the Board of Directors

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